                                                                  Exhibit 10.6


                         REGISTRATION RIGHTS AGREEMENT

    THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of June 2, 2000, by and among U.S. FRANCHISE SYSTEMS, INC., a Delaware corporation (the "CORPORATION"), SDI INC., a Nevada corporation ("SDI", together with its permitted assignees, collectively, the "INVESTORS"), MERIDIAN ASSOCIATES, L.P., an Illinois limited partnership ("MERIDIAN"), HSA PROPERTIES, INC., a Delaware corporation ("HSA PROPERTIES", and together with Meridian and the Investors, collectively, the "SECURITYHOLDERS"), and NEAL K. ARONSON ("ARONSON").

                                    RECITALS

    A. Currently, (i) Aronson beneficially owns shares of Common Stock of the Corporation ("ARONSON SHARES"), and (ii) HSA Properties and Meridian own shares of Class A Common Stock of the Corporation (the "HSA/MERIDIAN SHARES").

    B.  The Investors have agreed to purchase shares of the Corporation's
Series A 8.5% Cumulative Redeemable Preferred Stock and Series B 6.0% Cumulative Redeemable Convertible/Exchangeable Preferred Stock (collectively, the "INVESTOR SHARES", together with the HSA/Meridian Shares, collectively, the "SECURITYHOLDER SHARES") pursuant to that certain Recapitalization Agreement of even date herewith among the Corporation and the Securityholders (the "RECAPITALIZATION AGREEMENT").

    C.  The Corporation deems it desirable to grant registration rights to
(i) Aronson in connection with the Aronson Shares, and (ii) HSA Properties and Meridian in connection with the HSA/Meridian Shares.

    D. The Corporation deems it desirable to enter into this Agreement in order to induce the Investors to purchase the Investor Shares pursuant to the Recapitalization Agreement.

                                   AGREEMENTS

    In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1.  DEFINITIONS.  As used in this Agreement.

    "Commission" means the Securities and Exchange Commission.

    "Common Stock" means shares of the Corporation's Class A and Class B Common Stock, each with par value $.01.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "IPO" means the Corporation's first underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Commission.

    "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect.

    "Registrable Shares" means at any time (i) any shares of Common Stock then outstanding which were issued upon conversion of the Investor Shares; (ii) any shares of Common Stock then issuable upon conversion of the outstanding Investor Shares; (iii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect or in replacement of any shares referred to in (i) and (ii); (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i) and (ii); (v) the Aronson Shares, and (vi) the HSA/Meridian Shares.

    "Securities Act" means the Securities Act of 1933, as amended.

    2.  DEMAND REGISTRATION.

    2.1  REQUESTS FOR REGISTRATION.

    (i) Subject to the terms of this Agreement, the holders of more than 50% of the then outstanding Securityholder Shares may, at any time, request registration under the Securities Act of all or part of their Registrable Shares on Form S-1 or any similar long-form registration or, if available, on Form S-2 or S-3 or any similar short-form registration (a "DEMAND REGISTRATION"). Such request shall specify the number of their Registrable Shares requested to be registered. Within 30 days after receipt of any written request pursuant to this SECTION 2.1, the Corporation will give written notice of such request to all other holders of Registrable Shares and, subject to SECTION 2.3 below, will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion within 30 days after delivery of the Corporation's notice.

    (ii) The holders of the Securityholder Shares will be entitled to request three Demand Registrations and the Corporation will pay all Registration Expenses (as defined in SECTION 6 below) associated therewith. The aggregate offering value of the Registrable Shares requested to be registered in any Demand Registration must, in the good faith judgment of the holders thereof, equal at least $5,000,000. A registration will not constitute one of the permitted Demand Registrations until it has become effective (unless such Demand Registration has not become effective due solely to the fault of the holders requesting such registration and such holders have not reimbursed the Corporation for the reasonable expenses associated with such registration), the first Demand Registration will not constitute one of the permitted Demand Registrations unless the holders of the Registrable Shares are able to register and, if such registration is an underwritten registration, sell, at least 80% of the Registrable Shares requested to be included in such registration, and the second Demand Registration will not constitute one of the permitted Demand Registrations unless the holders of the Registrable Shares are able to register and sell at least 80% of the Registrable Shares requested to be included in such registration.

    2.2 RESTRICTIONS. The Corporation shall not be obligated to effect more than one Demand Registration in any twelve-month period, and the Corporation shall not be obligated to effect any Demand Registration within 60 days after the effective date of a previous offering of Common Stock registered under the Securities Act. The Corporation may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any acquisition (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that (a) the Corporation may exercise its right to delay a Demand Registration only once in any twelve-month period and (b) if a Demand Registration is delayed hereunder, the holders of Registrable Shares initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Corporation shall pay all Registration Expenses in connection with such registration. Notwithstanding anything to the contrary in SECTION 2.1 (iii), (x) the Corporation may not prevent, delay or postpone any Demand Registration and
(y) the Securityholders shall not be subject to any lockup or similar agreements following any Demand Registration for more than 270 days during any 360-day period.

    2.3 PRIORITY. If both the Registrable Shares held by the Securityholders and the Aronson Shares are requested to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included exceeds the number of Registrable Shares which can be sold in such offering, the Corporation will include in such registration, FIRST, the Regisrable Shares held by the Securityholders requested to be included in such Demand Registration, pro rata among the holders of such Registrable Shares on the basis of the number of shares which are owned by such Securityholders, and SECOND, the Aronson Shares requested to be included in such Demand Registration.

    2.4 SELECTION OF UNDERWRITERS. The holders of more than 50% of the Registrable Shares included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Corporation's approval which will not be unreasonably withheld.

    3.  PIGGYBACK REGISTRATION.

    3.1 RIGHT TO PIGGYBACK. Whenever the Corporation proposes to register, either for its own account or the account of a security holder or holders, any of its securities under the Securities Act (other than pursuant to a Demand Registration hereunder and other than pursuant to a registration statement on Form S-8 or Form S-4, or their successors) and the registration form to be used may be used for the registration of any Registrable Shares (a "PIGGYBACK REGISTRATION"), the Corporation will give prompt written notice to all holders of the Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares (in accordance with the priorities set forth in SECTIONS 3.2 below) with respect to which the Corporation has received written requests for inclusion within 20 days after the delivery of the Corporation's notice.

    3.2 PRIORITY ON PIGGYBACK REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration FIRST, the securities that the Corporation proposes to sell, SECOND, the Registrable Shares held by the Securityholders requested to be included in such registration, and THIRD, the Aronson Shares requested to be included in such registration.

    3.3 RIGHT TO TERMINATE REGISTRATION. The Corporation shall have the right to withdraw any registration initiated by it under this SECTION 3 prior to the effectiveness of such registration whether or not any holder of its securities has elected to include securities in such registration.

    4.  HOLDBACK AGREEMENTS.

    4.1 HOLDERS' AGREEMENTS. Each holder of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and during the 90 days following the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Shares are included (except as part of such underwritten registration) unless the underwriters managing the registered public offering otherwise agree.

    4.2 CORPORATION'S AGREEMENTS. The Corporation agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to, and during the 90 days following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8, Form S-4 or any successor forms) unless the underwriters managing the registered public offering otherwise agree, and (ii) to use its reasonable best efforts to cause each holder of at least 1% (on a fully diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities to agree not to effect any public sale or distribution of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

    5. REGISTRATION PROCEDURES. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its reasonable best efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Corporation will as expeditiously as possible:

        5.1 Prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Corporation will furnish copies of all such documents proposed to be filed to the counsel or counsels for the sellers of the Registrable Shares covered by such registration statement);

        5.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

        5.3 Furnish to each seller of Registrable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller;

        5.4 Use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or
    (iii) consent to general service of process in any such jurisdiction);

        5.5 Notify each seller of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Corporation will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Securityholders of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

        5.6 Cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;

        5.7 Provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

        5.8 Enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

        5.9 Make available for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

        5.10 Advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

        5.11 Unless shorter notice is necessary under the circumstances, at least forty eight (48) hours prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

        5.12 At the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement, an opinion of counsel, addressed to the underwriters and, to the extent permissible under applicable accounting rules, the sellers of Registrable Shares, covering such matters as such underwriters and, sellers may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Corporation included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act.

    6.  REGISTRATION EXPENSES.

    6.1 CORPORATION'S EXPENSES. All expenses incident to the Corporation's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation.

    6.2 HOLDER'S EXPENSES. Notwithstanding anything to the contrary contained herein, each holder of Registrable Shares will pay all attorney fees and disbursements for counsel they retain in connection with the registration of Registrable Shares, except that the Corporation will reimburse the holders of Registrable Shares for the reasonable fees and disbursements of one counsel chosen by the holders of more than 50% of such Registrable Shares in connection with a Demand Registration.

    7.  INDEMNIFICATION.

    7.1 BY THE CORPORATION. The Corporation agrees to indemnify, to the extent permitted by law, each holder of Registrable Shares, its managers, officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorney's fees) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Shares. The payments required by this SECTION 7.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

    7.2 BY EACH HOLDER. In connection with any registration statement in which a holder of Registrable Shares is participating, each such holder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Corporation, its directors and officers and each person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Shares and the liability of each such holder of Registrable Shares will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Shares pursuant to such registration statement.

    7.3  PROCEDURE.  Any person entitled to indemnification hereunder will
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

    7.4 SURVIVAL. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Corporation also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

    8.  COMPLIANCE WITH RULE 144.  In the event that the Corporation
(a) registers a class of securities under Section 12 of the Exchange Act,
(b) issues an offering circular meeting the requirements of Regulation A under the Securities Act, or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 of the Commission, the Corporation will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time, and (ii) make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

    9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any registration hereunder which is underwritten unless such person
(a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such person or persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

    10.  MISCELLANEOUS.

    10.1 NO INCONSISTENT AGREEMENTS. The Corporation will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement.

    10.2 ADJUSTMENTS AFFECTING REGISTRABLE SHARES. The Corporation will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration, including, without limitation, effecting a stock split or combination of shares.

    10.3 OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Corporation will not hereafter grant to any person or persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of more than 50% of the Registrable Shares, which consent may not be unreasonably withheld or delayed if and to the extent such right is subordinate to the rights of the holders of Registrable Shares. The Corporation will not include in any Demand Registration any securities which are not Registrable Shares (for the purposes of SECTION 2) unless and until all Registrable Shares requested to be registered have first been so included.

    10.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Purchaser or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holders of such Registrable Shares.

    10.5 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

    10.6 DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

    10.7 NOTICES. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Corporation, and shall be deemed to have been given upon delivery, if delivered personally, three days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

    If to the Corporation, to:

       U.S. Franchise Systems, Inc.
       13 Corporate Square, Ste. 250
       Atlanta, Georgia 30329
       Attention: General Counsel

    If to the Securityholders, to:

       SDI, Inc.
       200 West Madison, Suite 3800
       Chicago, IL 60606
       Attention: Douglas G. Geoga

    with a copy to:

       Katten Muchin & Zavis
       525 West Monroe Street
       Suite 1600
       Chicago, Illinois 60661
       Attention: Bruce Wilson, Esq.

    If to Aronson, to:

       Neal K. Aronson

    10.8 GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, shall be governed by the laws of the State of Georgia applicable to contracts made and wholly to be performed in that state.

    10.9 FINAL AGREEMENT. This Agreement, together with the Stock Purchase Agreement and all other agreements entered into by the parties hereto pursuant to the Stock Purchase Agreement, constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

    10.10 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

    10.11 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any party.

    The parties hereto have executed this Agreement on the date first set forth above.

                                          THE CORPORATION:

                                          U.S. FRANCHISE SYSTEMS, INC.

                                          By: /s/ Stephen D. Aronson
                                             -----------------------------------

                                          Its: Vice President/General Counsel
                                             -----------------------------------

                                          SECURITYHOLDERS

                                          MERIDIAN ASSOCIATES, L.P.

                                          By: /s/ H.S. Handelsman
                                             -----------------------------------

                                          Its: Vice President
                                             -----------------------------------

                                          HSA PROPERTIES, INC.

                                          By: /s/ H.S. Handelsman
                                             -----------------------------------

                                          Its: Vice President
                                             -----------------------------------

                                          SDI, INC.

                                          By: /s/ H.S. Handelsman
                                             -----------------------------------

                                          Its: Vice President
                                             -----------------------------------

                                          NEAL K. ARONSON

                                          /s/ Neal K. Aronson
                                          --------------------------------------
                                          NEAL K. ARONSON